UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12
Transparent Value Trust
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TRANSPARENT VALUE TRUST
330 Madison Avenue, 10th Floor
New York, NY 10017
(212) 518-5344

To the owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:

At a meeting held on February 23-24, 2016, the Board of Trustees (the “Board”) of the Transparent Value Trust (the “Trust”) approved a proposal (the "Liquidation Proposal") to liquidate the Transparent Value Directional Allocation VI Portfolio (the “Portfolio”), a series of the Trust, pursuant to a plan of liquidation (the "Plan of Liquidation"). The Plan of Liquidation is subject to approval by shareholders of the Portfolio at a special meeting of shareholders of the Portfolio scheduled to be held on April [22], 2016 (and any postponements or adjournments thereof, the “Meeting”). The Board recommends that the shareholders of the Portfolio vote "FOR" the Plan of Liquidation.

All of the Portfolio’s outstanding shares are owned of record by the separate accounts of certain insurance companies (the “Participating Insurance Companies”), which issue variable annuity contracts and variable life insurance policies (each, a “Contract”) that offer the Portfolio as an underlying investment option. Although separate accounts of the Participating Insurance Companies are the only shareholders of the Portfolio, you, as an owner of a Contract with amounts allocated to the Portfolio, have the right to instruct your Participating Insurance Company on how shares of the Portfolio attributable to your Contract should be voted by completing and submitting the enclosed proxy instruction card.
As described in more detail in the enclosed proxy materials, you may transfer your contract value in the Portfolio in advance of the Liquidation Date to any of the other investment options available under your Contract in accordance with the terms of your Contract. The proposed liquidation and subsequent transfer of your contract value allocated to the Portfolio will not affect the value of your Contract.
The liquidation and transfer of contract value in connection with the Liquidation Proposal is generally not expected to create a federal income tax liability for you in connection with your Contract.
You can vote in one of four ways:

•	By mail with the enclosed voting instruction card – be sure to sign, date and return it in the enclosed postage-paid envelope,

•	On the Internet through the website listed in the proxy voting instructions,

•	By telephone using the toll-free number listed in the proxy voting instructions, or

•	In person at the Meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your voting instruction card. Your vote is important. We ask that you take the time to carefully consider and vote on the Liquidation Proposal. Please read the enclosed information carefully before voting. If you have any questions, please call AST Fund Solutions, LLC, the Portfolio's proxy solicitor, at 1-866-521-4429.
Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting or by voting in person at the Meeting.
We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

[ ]
[ ]

IMPORTANT NEWS FOR SHAREHOLDERS
By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement (the “Proxy Statement”).
QUESTIONS AND ANSWERS
General

Q.	Why am I receiving this Proxy Statement?

A.
You are receiving these proxy materials — a booklet that includes the Proxy Statement and your voting instruction card — because you are among those who own a variable annuity contract or a variable life insurance policy (each, a "Contract") issued by certain life insurance companies (the "Participating Insurance Companies") that offer the Portfolio as an underlying investment option (each, a "Contract Owner"). As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of Transparent Value Directional Allocation VI Portfolio (the “Portfolio”) of Transparent Value Trust (the “Trust”) attributable to your Contract should be voted at a special meeting of shareholders of the Portfolio scheduled to be held on April [22], 2016 (and any postponements or adjournments thereof, the “Meeting”). You are being asked to approve a Plan of Liquidation to liquidate the Portfolio (the “Liquidation Proposal”), as described below and in the enclosed Proxy Statement.

The Participating Insurance Company that issued your Contract will furnish this Proxy Statement to the Contract Owners participating in their separate accounts that are registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 and that hold shares of the Portfolio to be voted at the Meeting, and will solicit voting instructions from those Contract Owners. For ease of reference, throughout this Questions and Answers section, Contract Owners that have allocated a portion of their contract values to the Portfolio are also referred to as "shareholders" of the Portfolio and a voting instruction is referred to as a “vote.”

Q.	Why am I being asked to vote?

A.
You are, or were, as of March [1], 2016 (the "Record Date"), a shareholder of the Portfolio. The Board has approved the Plan of Liquidation (and other related matters), which is subject to approval by shareholders of the Portfolio. The Board recommends that you vote “FOR” the Liquidation Proposal.

The Plan of Liquidation

Q.	Why is the Board recommending approval of the Plan of Liquidation?

A.
As described in the enclosed Proxy Statement, the Board determined that approval of the Plan of Liquidation was in the best interests of shareholders based on a number of factors deemed by the Board to be appropriate.

After careful consideration, the Board unanimously recommends that you vote “FOR” the Liquidation Proposal. Please see the section entitled “Reasons for the Proposed Liquidation” for an overview of the Board’s considerations in making its recommendation.

Q.	What are the tax implications of the Plan of Liquidation?

A.	The liquidation and transfer of contract value in connection with the Liquidation Proposal is generally not expected to create a federal income tax liability for you in connection with your Contract.
Voting

Q.	Who is asking for my vote?

A.	Your vote is being solicited by the Trust for use at the Meeting for the purposes stated in the enclosed Notice of Special Meeting of Shareholders.

Q.	What vote is required to approve the Liquidation Proposal?

A.	The Plan of Liquidation must be approved by vote of a majority of the shares of the Portfolio entitled to vote.

Q.	Will my vote make a difference?

A.
Yes! Your vote is needed to ensure that the Liquidation Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Trust. Additionally, your immediate response on the enclosed voting instruction card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.
You should vote because every vote is important. If no voting instructions are received, the Participating Insurance Company that issued your Contract will vote the shares attributable to your Contract in proportion to those shares for which instructions are received. As a result, a small number of shareholders could determine the outcome of the vote if other shareholders fail to vote.

Q.	How will my vote be counted?

A.
As a shareholder at the close of business on the Record Date, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Portfolio attributable to your Contract should be voted. As noted above, if no voting instructions are received, the Participating Insurance Company that issued your Contract will vote the shares attributable to your Contract in proportion to those shares for which instructions are received.

Q.	How do I place my vote?

A.
You may place your vote by mail with the enclosed voting instruction card, on the Internet through the website listed in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your voting instruction card. Please follow the enclosed instructions to use any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Portfolio’s proxy solicitation agent at the telephone number below.
Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting, or by voting in person at the Meeting.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call AST Fund Solutions, LLC at 1-866-521-4429.
PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

TRANSPARENT VALUE TRUST
330 Madison Avenue, 10th Floor
New York, NY 10017
(212) 518-5344
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL [22], 2016
Notice is hereby given that a special meeting of shareholders of Transparent Value Directional Allocation VI Portfolio (the “Portfolio”), a series of Transparent Value Trust (the “Trust”), will be held at the Trust’s office at [330 Madison Avenue, 10th Floor, New York, NY 10017] on April [22], 2016 at [ ] [a.m./p.m.] Eastern Time (and any postponements or adjournments thereof, the “Meeting”), for the following proposals:

1.	To Approve a Plan of Liquidation with Regard to Transparent Value Directional Allocation VI Portfolio

2.	To Transact Such Other Business as May Properly Come Before the Meeting

You are receiving this Notice and the enclosed Proxy Statement because you are among those who own a variable annuity contract or a variable life insurance policy (each, a "Contract") issued by certain life insurance companies (the "Participating Insurance Companies") that offer the Portfolio as an underlying investment option (each, a "Contract Owner"). As a Contract Owner, you have the right to instruct the Participating Insurance Company on how shares of the Portfolio attributable to your Contract should be voted at the Meeting. For ease of reference, throughout this Notice, Contract Owners that have allocated a portion of their contract values to the Portfolio are also referred to as "shareholders" of the Portfolio.
As a shareholder as of the close of business on March [1], 2016, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own a Contract. As a Contract Owner, you are (or were) invested in the Portfolio through the Contract(s) that you own (or owned).
We call your attention to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Your voting instruction card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting, or by voting in person at the Meeting. The enclosed proxy materials will be available online at [ ].
By Order of the Board of Trustees,

Mark E. Mathiasen
Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY.
FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

TRANSPARENT VALUE TRUST

330 Madison Avenue, 10th Floor
New York, NY 10017
(212) 518-5344
PROXY STATEMENT FOR SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL [22], 2016
This proxy statement (“Proxy Statement”) and enclosed notice and voting instruction card are being furnished in connection with the solicitation of proxies by the Board of Trustees of Transparent Value Trust (the “Board” of the “Trust”). The proxies are being solicited for use at a special meeting of shareholders of the Trust to be held at [330 Madison Avenue, 10th Floor, New York, NY 10017] on April [22], 2016 at [ ] [a.m./p.m.] Eastern Time (and at any and all adjournments or postponements thereof, the “Meeting”). The Board has called the Meeting and is soliciting proxies from shareholders of Transparent Value Directional Allocation VI Portfolio (the “Portfolio”), a series of the Trust with respect to the following proposals (the “Proposals”):

1.	To Approve a Plan of Liquidation with Regard to Transparent Value Directional Allocation VI Portfolio

2.	To Transact Such Other Business as May Properly Come Before the Meeting

You are receiving this Proxy Statement because you are among those who own a variable annuity contract or a variable life insurance policy (each, a "Contract") issued by certain life insurance companies (the "Participating Insurance Companies") that offer the Portfolio as an underlying investment option (each, a "Contract Owner"). As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Portfolio attributed to your Contract should be voted at the Meeting. The Participating Insurance Company that issued your Contract will furnish this Proxy Statement to the Contract owners participating in their separate accounts that are registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 that hold shares of the Portfolio to be voted at the Meeting, and will solicit voting instructions from those Contract owners. You are being asked to approve a Plan of Liquidation to liquidate Series C (the “Liquidation Proposal”), as described below. For ease of reference, throughout this Proxy Statement, Contract Owners that have allocated a portion of their contract values to the Portfolio are also referred to as "shareholders" of the Portfolio and voting instructions that you are being asked to provide is referred to as a “vote.”
Each Participating Insurance Company will vote the shares of beneficial interest with respect to the Portfolio held in its registered accounts: (i) for which timely voting instructions are received from shareholders, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from shareholders participating in all its registered accounts. The Participating Insurance Companies will vote all other shares of the Portfolio held by them in the same proportion as the voting instructions timely received by all the insurance companies from shareholders participating in all their registered accounts. The effect of proportional voting as described above is that a small number of shareholders can determine the outcome of the voting.

The Trust is soliciting voting instructions from shareholders in connection with the Proposals. This Proxy Statement and the accompanying Notice and the voting instruction card were first mailed to shareholders on or about March [14], 2016.
As a shareholder as of the close of business on March [1], 2016 (the “Record Date”), you are entitled to notice of, and to vote at, the Meeting, even if you no longer own a Contract. As a Contract owner, you are (or were) not invested in the Portfolio directly but rather by virtue of your ownership of a Contract. As a result, you have a beneficial interest in the Portfolio through the Contract(s) that you own (or owned).

If you have any questions about the Proposals or about voting, please call AST Fund Solutions, LLC at 1-866-521-4429.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON APRIL [22], 2016
This Proxy Statement is available at [ ]. In addition, shareholders can find important information about the Portfolio in the annual report, dated December 31, 2015, including financial reports for the fiscal year ended December 31, 2015, and semi-annual report for the period ended June 30, 2015. You may obtain copies of these reports without charge by writing to the Trust, by calling 1-888-727-6885 or at www.transparentvaluefunds.com.

PROPOSAL 1
APPROVAL OF A PLAN OF LIQUIDATION WITH REGARD TO
TRANSPARENT VALUE DIRECTIONAL ALLOCATION VI PORTFOLIO
Background
At a meeting held on February 23-24, 2016, the Board considered and approved a proposal to liquidate the Portfolio pursuant to a plan of liquidation (the “Plan of Liquidation”), subject to approval by shareholders of the Portfolio. The Board based its approval on a number of factors, which are summarized below, including the recommendation of Guggenheim Partners Investment Management, LLC, the investment adviser of the Portfolio.
The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation and is qualified in its entirety by reference to the Plan of Liquidation, a form of which is attached as Appendix A. The Plan of Liquidation will become effective with respect to the Portfolio upon approval by shareholders, with the liquidation of the Portfolio to occur on or about [ ], 2016 (the “Liquidation Date”).
Reasons for the Proposed Liquidation
At a meeting held on February 23-24, 2016, the Board considered whether it would be appropriate and in the best interests of the Portfolio and its shareholders to liquidate the Portfolio.  After carefully considering information that it believed to be reasonably necessary to reach its conclusion, the Board unanimously approved the liquidation of the Portfolio and the Plan of Liquidation as well as the submission of the Plan of Liquidation to shareholders for approval.  In evaluating the liquidation of the Portfolio, the Board considered information provided by Guggenheim Partners Investment Management, LLC and other related considerations, including the Portfolio’s size and historical performance as well as Guggenheim Partners Investment Management, LLC’s belief that the Portfolio had limited distribution potential and poor growth outlook.  The Board also considered, among other things: (i) the transfer rights of shareholders, as described in this Proxy Statement; (ii) that, after evaluating other alternatives to liquidation, Guggenheim Partners Investment Management, LLC recommended that the Board approve the liquidation of the Portfolio; and (iii) that the liquidation (and contract value transfers) should not be a taxable event to shareholders.

Accordingly, after consideration of the above recommendation and such other factors and information it considered relevant, the Board unanimously approved the submission of the Plan of Liquidation to shareholders for their approval and determined that liquidating the Portfolio would be in the best interests of the Portfolio and its shareholders.  The Board recommends that shareholders approve the Plan of Liquidation.

Although shareholder approval is not necessary to liquidate the Portfolio under the Trust’s organizational documents, shareholder approval of the Plan of Liquidation is solicited to meet applicable regulatory requirements with respect to the contract values in the Portfolio to another investment option available under your Contract.

Plan of Liquidation
If the Plan of Liquidation is approved by shareholders, the Portfolio would, on or as soon as practicable after the effective date of the Plan of Liquidation, liquidate the Portfolio in accordance with the Plan of Liquidation. The liquidation of the Portfolio would involve, among other things, (i) the cessation of the Portfolio’s business, which may include departing from its stated investment objective, strategies and policies as it prepares to distribute its assets to shareholders, (ii) converting the Portfolio’s portfolio securities and other assets into cash, cash equivalents or other liquid assets, (iii) payment of any debts, (iv) the distribution of a liquidating distribution ratably according to the number of shares of each shareholder as of the close of business on the Liquidation Date, and (v) otherwise winding-up the Portfolio’s business and affairs.
If the Plan of Liquidation is not approved, the Board will consider other actions that may be taken with respect to the Portfolio.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

OTHER BUSINESS
The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.
ADDITIONAL INFORMATION
Investment Adviser
Guggenheim Partners Investment Management, LLC, a Delaware corporation, serves as the investment adviser to the Portfolio (the “Adviser”). The Adviser’s principal place of business is located at 100 Wilshire Boulevard, 5th Floor Santa Monica, CA 90401. The Adviser, which was formed in 2001, is a diversified financial services firm that provides an array of wealth and investment management services. The Adviser is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm that is an indirect subsidiary of Guggenheim Capital, LLC. As of August 31, 2015, the Adviser had approximately $150 billion in assets under management.
Principal Underwriter/Distributor
ALPS Distributors, Inc. serves as principal underwriter for the Portfolio (the “Distributor”) . The principal business address of the Distributor is 1290 Broadway, Suite 1100, Denver, CO 80203.
Administrator
ALPS Fund Services, Inc. serves as the Portfolio’s administrator and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. In addition, ALPS Fund Services, Inc. serves as the Portfolio’s transfer agent and dividend disbursing agent under a transfer agency and service agreement with the Trust.
Other Information
Proxy materials, reports and other information filed by the Portfolio can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which also contains other information about the Portfolio.
Default Investment Options and Transfer Rights. As soon as practicable on or after the Liquidation Date, the Portfolio will send, on behalf of a shareholder who has not transferred his or her contract value, a liquidating distribution equal to the shareholder’s proportionate interest in the remaining assets of the Portfolio and information concerning the sources of the liquidating distribution. In certain circumstances, if a Contract Owner fails to transfer his or her contract value in advance of the Liquidation Date or give instructions to its Participating Insurance Company regarding reinvestment of the liquidating distribution, the proceeds may be invested on behalf of the Contract Owner in a default option selected by the Participating Insurance Company, such as another money market fund, until instructions are received.

The rights of Contract Owners to transfer contract values in advance of or following the Liquidation are subject to the terms of the applicable Contract. Contract Owners should refer to their Contract or contact the Participating Insurance Company that issued their Contract for additional information.
Tax Consequences. The proposed liquidation, as well as transfers of contract values in anticipation or subsequent to the proposed liquidation, is generally not expected to create a federal income tax liability for you in connection with your Contract.
Share Ownership. As of December 31, 2015, the Trustees and officers of the Trust did not own in the aggregate 1% or more of the outstanding shares of the Portfolio.
As of the Record Date, the Portfolio had [ ] shares outstanding and entitled to vote. As of the Record Date, the following shareholders owned of record or beneficially five percent or more of the Portfolio:

Name of Series	Amount of Shares Owned	Percentage of the Class	Name and Address of the Beneficial Owner
[ ]	[ ]	[ ]	[ ]
Voting Information
Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about March [14], 2016, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of Guggenheim Investments or its affiliate(s), or AST Fund Solutions, LLC, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Solicitation. The cost of retaining AST Fund Solutions, LLC will be borne by Guggenheim Investments. The estimated cost of retaining AST Fund Solutions, LLC is approximately $[ ].
Shareholder Voting. Shareholders of the Portfolio who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Each share is entitled to one vote and each fractional share is entitled to a fractional vote. The number of shares of the Portfolio as to which voting instructions may be given to the Trust is determined by dividing the amount of the shareholder’s contract value attributable to the Portfolio on the Record Date by the net asset value per share of the Portfolio as of the same date.
Twenty-five percent (25%) of the total combined net asset value of the shares of the Portfolio issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum for the Meeting and must be present for the transaction of business at the Meeting with respect to the Portfolio. Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum, but abstentions and “broker non-votes” will not be counted as Shares voted (votes cast) with respect to such proposal or proposals. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of shares represented at the Meeting in person or by proxy (excluding abstentions and broker non-votes).

The person(s) named as proxies on the enclosed voting instruction card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.
In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.
Required Vote. Approval of the Liquidation Proposal requires the vote of a majority of the shares of the Portfolio entitled to vote. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote. Approval of any other proposal would be subject to the applicable voting requirements as set forth in the Trust's Declaration of Trust.
Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address.  Upon written or oral request, the Trust will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address.  Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address.  Please call 1-888-727-6885 or forward a written request to the Trust at P.O. Box 46103, Denver, CO 80201 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.
Shareholder Proposals
As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of the Trust.
Proposals must be received a reasonable time before the Trust begins to print and set the proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.
By Order of the Board of Trustees,

[ ]
[ ]

APPENDIX A

TRANSPARENT VALUE TRUST

FORM OF PLAN OF LIQUIDATION

Transparent Value Directional Allocation VI Portfolio

This Plan of Liquidation (the “Plan”) is made by Transparent Value Trust (the “Trust”), a statutory trust organized and existing under the laws of the State of Delaware, with respect to the Transparent Value Directional Allocation VI Portfolio (the “Fund”), a series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Fund and the redemption and cancellation of the Fund’s outstanding shares in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), the Trust’s Declaration of Trust (the “Declaration of Trust”), and the Trust’s By-laws (the “By-laws”).
WHEREAS, the Declaration of Trust provides that a series of the Trust may be terminated at any time by the Board of Trustees; and
WHEREAS, at a meeting duly called and held on February 23-24, 2016, the Trust’s Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act), on behalf of the Fund and on the basis of a recommendation from Guggenheim Partners Investment Management, LLC, the investment manager of the Fund (the “Investment Manager”), determined that it is advisable and in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund pursuant to this Plan; and
WHEREAS, the Board of Trustees considered and unanimously approved and adopted this Plan as the method of liquidating and dissolving the Fund.
NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner set forth herein:

1.	Effective Date of Plan. This Plan shall become effective on [•], 2016 (the “Effective Date”).

2.
Liquidation. Consistent with this Plan, and in accordance with the Declaration of Trust, By-laws, and all applicable laws and regulations, including but not limited to Section 331 of the Code, the Fund shall be liquidated and dissolved as promptly as practicable following the Effective Date and notice to shareholders of the Fund.

3.
Cessation of Business. On the Effective Date or as soon as practicable thereafter, the Fund shall cease its business as a series of an investment company, may depart from its stated investment objective, strategies and policies as it prepares to distribute its assets to shareholders, and shall not engage in any business or activities, except for the purposes of: (a) winding up the Fund’s business and affairs; (b) marshalling and preserving the value of the Fund’s assets; and (c) distributing the Fund’s assets to shareholders in redemption of their shares in accordance with this Plan after making payment to (or making reasonable provision to pay) all creditors of the Fund, and discharging (or making reasonable provision to discharge) the Fund’s claims or obligations as provided in Section 7.

4.
Notice to Shareholders. As soon as practicable after the adoption of this Plan, the Trust shall provide notice to the Fund’s shareholders and other appropriate parties that this Plan has been approved by the Board of Trustees, and that the Fund will be liquidating its portfolio securities and other assets, redeeming its outstanding shares and distributing its remaining assets to shareholders.

5.
Restriction on Sale of Shares. The Fund shall cease offering the sale of its shares as soon as practicable on or after the Effective Date. Any redemptions requested between the Effective Date and Liquidation Date (as defined below) may be made in cash or in-kind as provided in the Fund’s currently effective Registration Statement.

6.
Liquidation of Assets. On or about [ ], 2016 (the “Liquidation Date”), all of the Fund’s portfolio securities and other assets shall be converted into cash, cash equivalents or other liquid assets. In the alternative, if determined to be in the best interests of the Fund and its shareholders, the Board of Trustees or the officers of the Trust may elect not to liquidate all or a portion of the Fund’s portfolio securities and other assets, and elect to distribute such portfolio securities and other assets in-kind or distribute a combination of cash and portfolio securities and other assets in-kind to shareholders in redemption of their shares consistent with applicable statutes and regulations, which shall constitute a “liquidating distribution” under Section 8 of this Plan.

7.
Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay, or make reasonable provision to pay, in full the amount of the Fund’s known (including known but for which the identity of the claimant is unknown), or unknown or not yet arisen but reasonably likely to become known or arise, claims and obligations, including all contingent, conditional or unmatured claims and obligations prior to the date of the liquidating distribution provided for in Section 8 of this Plan.

8.
Liquidating Distribution. As soon as practicable after the Effective Date, and in any event on the Liquidation Date, the Fund shall distribute ratably according to the number of shares held by each shareholder of record of the Fund as of the close of business on the Liquidation Date a liquidating distribution (or distributions, if more than one distribution shall be necessary) comprising all of the remaining assets of the Fund, after paying or making reasonable provision to pay claims and obligations pursuant to Section 7 above, in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid claims and obligations of the Fund on the Fund’s books on the Liquidation Date, including but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date and (ii) pay such contingent claims and obligations as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Upon the distribution of the liquidating distribution(s) to each shareholder of record on the Liquidation Date in redemption of such shareholder’s shares of the Fund held on the Liquidation Date, the Fund’s outstanding shares shall all be deemed cancelled.
If the Fund is unable to make distributions to all shareholders of the Fund because of an inability to locate shareholders to whom distributions in redemption of the Fund’s shares are payable, the Board of Trustees may create, in the name and on behalf of the Fund, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust or account for the benefit of the shareholders that cannot be located. The expenses of such trust or account shall be charged against the assets therein.

9.
Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid, or after reduction for any available capital loss carry-forward, as appropriate), and undistributed net income from tax-exempt obligations and any additional amounts necessary to avoid any excise tax or income tax for such periods. Such dividends may be paid either prior to or at the same time as the liquidating distribution.

10.
Management and Expenses of the Fund. The Investment Manager shall bear expenses incurred in carrying out this Plan, including printing, legal, accounting, custodian and transfer agency fees, and the expenses of notices to shareholders, whether or not the liquidation contemplated by this Plan is effected, provided that such accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses. Any expenses and liabilities attributed to the Fund subsequent to the distribution of the liquidating distribution shall be borne by the Investment Manager, which shall continue through the Liquidation Date any undertaking to limit Fund operating expenses at the levels in effect as of the adoption of this Plan by the Board of Trustees.

11.
Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Trust, on behalf of the Fund, receives any form of cash or is entitled to any other distributions that it had not previously recorded on its books, such cash or other distribution shall be disbursed to each shareholder of record on the Liquidation Date ratably according to the number of shares held by the shareholder on the Liquidation Date; provided, however, that the Fund shall not be required to disburse to its shareholders of record on the Liquidation Date any cash or other distribution that the Treasurer or similar officer of the Trust determines to be de minimis after taking into account all expenses associated with effecting the disposition thereof. Any cash or other distribution received by the Trust, on behalf of the Fund, and determined to be de minimis shall be, at the discretion of the Treasurer or similar officer of the Trust and, to the extent consistent with applicable law, rule or regulation, either: (i) distributed proportionately among the remaining series of the Trust based on the net assets of each series; or (ii) donated to a charitable organization.

12.
Power of the Board of Trustees and Delegation of Authority to the Trust’s Officers. The Board of Trustees, and subject to the authority of the Board of Trustees, the Trust’s officers, shall have authority to perform or authorize any actions provided for in this Plan, and any further actions as they may consider necessary or desirable to carry out the purposes of this Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement this Plan, or that may be required by the 1940 Act, the Code, the laws of the State of Delaware, or any other applicable law or regulation. The officers of the Trust, collectively or individually, may modify or extend any of the dates specified in this Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interests of the shareholders of the Fund.

13.
Amendment or Abandonment of Plan. The Board of Trustees may authorize and/or ratify variations from or amendments to this Plan as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of the Fund’s net assets to its shareholders in redemption of the Fund’s outstanding shares in accordance with the laws of the State of Delaware, the 1940 Act, the Code, the Declaration of Trust, and the By-laws, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

14.
Filings with Regulatory Authorities. The Board of Trustees hereby authorizes and directs the Trust’s officers and other appropriate parties to file all certificates, documents, information returns, tax returns, forms, and other papers that may be necessary or appropriate to implement this Plan or that may be required by the laws of the State of Delaware, the Declaration of Trust and By-laws of the Trust, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission, any state securities commission and such other authorities as may be deemed necessary or appropriate to carry out the intent of this Plan.

15.
Governing Law. This Plan shall be subject to and construed consistently with the Declaration of Trust and By-laws and otherwise shall be governed by and in accordance with the laws of the State of Delaware.

16.
Trust Only. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees of the Trust, representatives or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders or representatives of the Trust personally, but bind only the assets of the Trust.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, duly authorized officers of the Trust and the Investment Manager have executed this document as of the [ ] day of [ ], 2016.

Transparent Value Trust — Transparent Value Directional Allocation VI Portfolio

By:     ______________________

Name:    ______________________

Title:     ______________________

Accepted:

Guggenheim Partners Investment Management, LLC

By:     ______________________

Name:     ______________________

Title:     ______________________

transparent value

A GUGGENHEIM PARTNERS COMPANY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION FIELD

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you call (888) 227-9349 toll-free to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (866) 796-6860 toll-free Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

Transparent Value Directional Allocation VI Portfolio
a series of Transparent Value Trust
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL [22], 2016

The undersigned shareholder(s) of the above-mentioned fund (the “Fund”), a series of the Transparent Value Trust, hereby appoint(s) [ ] and [ ], each with full power of substitution, as proxies to attend the Special Meeting of Shareholders of the Fund to be held at the offices of Guggenheim Partners Investment Management, LLC, at [330 Madison Avenue, 10th Floor, New York, NY 10017] on April [22], 2016 at [ ] [a.m./p.m.] Eastern Time (and any postponements or adjournments thereof, the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated [ ], 2016, and revoke(s) any proxy heretofore given with respect to such Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-6860. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders
The proxy statement for this meeting is available at:
https://www.proxyonline.com/docs/TransparentValue2016.pdf

Transparent Value Directional Allocation VI Portfolio	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Note: Please sign exactly as name(s) appear above. If shares are held in the name of joint owners each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of Transparent Value Trust, and the proposal (set forth below) has been approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated. If no choice is indicated on a returned executed proxy card, this proxy will be voted FOR the election of each nominee. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To Approve a Plan of Liquidation with Regard to Transparent Value Directional Allocation VI Portfolio	¢	¢	¢

THANK YOU FOR VOTING

transparent value

A GUGGENHEIM PARTNERS COMPANY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

INSURANCE COMPANY
SHAREHOLDER
REGISTRATION FIELD

VOTING INFORMATION FORM

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you call (888) 227-9349 toll-free to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you (866) 796-6860 toll-free Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

Transparent Value Directional Allocation VI Portfolio
a series of Transparent Value Trust
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL [22], 2016

The undersigned hereby instructs the above-mentioned Insurance Company to vote shares held in a separate account (the “Separate Account”) and attributable to the variable annuity or variable life insurance policy (“Policy”) for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of Transparent Value Directional Allocation VI Portfolio (the “Fund”), a series of the Transparent Value Trust, to be held at the offices of Guggenheim Partners Investment Management, LLC, to be held at the offices of Guggenheim Partners Investment Management, LLC, at [330 Madison Avenue, 10th Floor, New York, NY 10017] on April [22], 2016 at [ ] [a.m./p.m.] Eastern Time (and any postponements or adjournments thereof, the “Meeting”). The Separate Account will vote shares attributable to your Policy as indicated by the undersigned on the reverse side, or if no direction is indicated on the returned executed proxy card, the Separate Account will vote shares attributable to your Policy “FOR” the proposal described on the reverse side. With respect to those shares for which no proxies have been received by the Separate Account, the Separate Account will vote shares in the same proportion as those shares for which voting instructions have been received. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated [ ], and revokes any proxy heretofore given with respect to such Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-6860. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders
The proxy statement for this meeting is available at:
https://www.proxyonline.com/docs/TransparentValue2016.pdf

Transparent Value Directional Allocation VI Portfolio	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Note: Please sign exactly as name(s) appear above. If shares are held in the name of joint owners each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the proposal (set forth below) has been approved by the Board of Trustees and recommended for approval by shareholders. By signing and dating above, you instruct the Separate Account to vote shares of the Fund attributable to your Policy at the Meeting. When properly executed, this proxy will be voted as indicated. If no choice is indicated on a returned executed proxy card, this proxy will be voted FOR the election of each nominee. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL SET FORTH.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To Approve a Plan of Liquidation with Regard to Transparent Value Directional Allocation VI Portfolio	¢	¢	¢

THANK YOU FOR VOTING